SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


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                                   FORM 8-K

                                CURRENT REPORT


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                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




               DATE OF REPORT (Date of earliest event reported):
                                April 24, 1998



                         LONG ISLAND LIGHTING COMPANY
              (Exact name of registrant as specified in charter)
               New York                  1-3571               11-1019782
        (State of Incorporation)   (Commission File No.)   (I.R.S. Employer
                               Identification No.)


            175 East Old Country Road, Hicksville, New York  11801
                                 516-755-6650
         (Address and telephone number of Principal Executive Offices)


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Item 5.     Other Events

The Company is filing this Current Report on Form 8-K to provide unaudited pro forma consolidated condensed financial information for Long Island Lighting Company ("LILCO") and KeySpan Energy Company ("KeySpan") at December 31, 1997 and for the twelve months ended December 31, 1997 in order to give effect under the purchase method of accounting to the transactions summarized in Exhibit 99.1 hereto and in the assumptions set forth in the notes thereto.

Based on current facts and circumstances, LILCO and KeySpan believe that the applicability of the purchase method of accounting is probable. If the LIPA Transaction is not consummated, it is possible that the combination between LILCO and KeySpan would qualify for the pooling of interests method of accounting.

The unaudited pro forma consolidated condensed financial information set forth in Exhibit 99.1 to this Current Report on Form 8-K reflects the condensed consolidated financial information of LILCO contained in its Quarterly Report on Form 10-Q filed on February 17, 1998 and of KeySpan contained in its Quarterly Report on Form 10-Q filed on February 13, 1998. Exhibit 99.1 is hereby incorporated by reference in response to this Item 5.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

The unaudited pro forma consolidated condensed financial information referred to above in Item 5 and incorporated herein by reference, is attached hereto as the following Exhibit:

Exhibit
Number

99.1 Unaudited pro forma consolidated condensed financial information for LILCO and KeySpan at December 31, 1997 and for the twelve months ended December 31, 1997.

99.2 LILCO's Quarterly Report on Form 10-Q for the quarter ended December 31, 1997, incorporated herein by reference and available on the SEC's EDGAR system.

99.3 The Joint Proxy Statement/Prospectus dated June 27, 1997, incorporated herein by reference and available on the SEC's EDGAR system.








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                                   SIGNATURE




      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      April 24, 1998


                              LONG ISLAND LIGHTING COMPANY
                                        Registrant

                             By: /S/ THEODORE A. BABCOCK
                              ---------------------------
                                    THEODORE A. BABCOCK
                              Vice President and Treasurer







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


                                 Exhibit Index


Exhibit
Number

99.1 Unaudited pro forma consolidated condensed financial information for LILCO and KeySpan at December 31, 1997 and for the twelve months ended December 31, 1997.

99.2 LILCO's Quarterly Report on Form 10-Q for the quarter ended December 31, 1997, incorporated herein by reference and available on the SEC's EDGAR system.

99.3 The Joint Proxy Statement/Prospectus dated June 27, 1997, incorporated herein by reference and available on the SEC's EDGAR system.





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